13TH ANNUAL B. RILEY & CO. INVESTOR CONFERENCE

Loews Santa Monica Beach Hotel - May 21 - 23, 2012

BIOLASE® | 25 YEARS

THE WORLD LEADER IN DENTAL LASERS

waterlase

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Fred Furry, COO & CFO NASDAQ: BLTI www.biolase.com PAGE 1 Exhibit 99.1

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Safe Harbor Statement

This presentation may contain forward-looking statements that are based on our current expectations, estimates and projections about our industry as well as management’s beliefs and assumptions. Words such as “anticipates,”
“expects,” “intends,” “plans,”  “believes,”  “seeks,” “estimates,” “may,” “will,” and variations of these words or similar expressions are intended to identify forward-looking statements. These statements include projections about our future earnings and margins and speak only as of the date hereof. Such statements are based upon the information available to us now and are subject to change. We will not necessarily inform you of such changes. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. The important factors which could cause actual results to differ materially from those in the forward-looking statements include, among others, a downturn or leveling off of demand for our products due to the availability and pricing of competing products and technologies, adverse international market or political conditions, a domestic economic recession, the volume and pricing of product sales, our ability to control costs, intellectual property disputes, the effects of natural disasters and other events beyond our control and other factors including those detailed in BIOLASE’s filings with the Securities and
Exchange Commission including its prior filings on Form 10-K and 10-Q.

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BIOLASE is Revolutionizing Surgery in Medicine
•
BIOLASE has invented and perfected a biological method to cut tissue.
•
The energy from our WaterLase interacts with the water molecules within tissue.
•
The absorption of our laser energy creates an expansion and vaporization of the water molecules within tissue causing a biological ablation with very little trauma or bleeding.
How?  Through the science of WaterLase!

Conventional Surgical Devices include the scalpel, high speed drill, electrosurge, electric bone saws, and heat generating lasers.
…BIOLASE is NOT Just Another Medical Device Company!
What is Waterlase?

In 2011, we implemented our turnaround as
essentially a single product company:
1. Moved from global exclusive distribution model with
Schein to direct sales and multi-distributor model.
2. Launched iPlus which EQUALS the speed of a
traditional dental drill in Q1 2011.
3. Introduced Biolase DaVinci digital imaging products.
4. Grew revenues over 85% on a GAAP basis and over
98% excluding irrevocable purchase orders to
Schein and non-recurring royalty revenue.
5. Globalized distribution with regulatory approvals in
Canada, Korea, Russia, Taiwan, & others.
6. Expanded global sales footprint with new offices in
China & India and planned offices in UAE & Brazil.
We are moving forward to broaden our addressable
platforms and product portfolio
Becoming a Globally Diversified Platform Company
1. Continue to diversify our revenue base to expand
addressable markets and reduce investor risk.
2. Launched the Waterlase MDX 450 and 300 all-tissue
lasers in February 2012.
3. Introduced the EPIC 10 soft-tissue laser in April 2012.
4. Became the exclusive distributor for Cefla’s NewTom line
of cone beam 3D imaging products in North America.
5. Continue our efforts in clinical development and obtaining regulatory clearances in: ophthalmology, orthopedics, pain
management, podiatry, and aesthetics.
6.
2012 is a year for execution and
resetting investor
expectations.

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Traditional Dentistry The painting Cavadenti, the Tooth Puller, by Caravaggio, circa 1608 PAGE 5

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BIOLASE is the World Leader in Laser Dentistry
Atraumatic Pediatric Tooth Extraction
The aiming beam on
the WaterLase does
not cut the tissue or
generate any heat.
The tissue is cut
biologically, with little
or no pain, by
energizing water at
the molecular level.
…with nearly 20,000 lasers sold worldwide, including our revolutionary iPlus, which was launched in the first quarter of 2011:

The iPlus features an
intuitive, touch-based
computer screen,
similar to a tablet
personal computer.
It is designed to
allow for remote
servicing and
software upgrades.

BIOLASE
TURBO

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PAGE 7 WaterLase High Speed Cutting PAGE 7

BIOLASE

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WaterLase Side by Side with Drill PAGE 8

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WaterLase Soft Tissue Lingual Frenectomy PAGE 9

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Current Line of BIOLASE Products
Digital Imaging:
We offer Cefla’s NewTom cone beam 3D imaging and
a full line of Biolase DaVinci Imaging equipment, including the D3D cone beam as well as x-ray generators and tablets.
Diode soft-tissue dental lasers:
Our soft tissue lasers
include the revolutionary iLase, a portable diode laser with no foot pedal, power cord, or external controls, and the
newly introduced EPIC 10 total diode solution, the next
generation of the very successful ezLase.
All-tissue dental lasers:
Our all-tissue lasers include our flagship laser, the revolutionary
WaterLase iPlus, and the new WaterLase MDX 450 and 300.
Medical:
Our diode laser technology offers high intensity laser therapy in the palm of your hand for pain management.

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Why Dentists Should Buy a WaterLase System?
• WaterLase technology enables traditional dentists to perform procedures that they currently refer out to specialists or current WaterLase dentists, for example:
•
Gingivectomy = $160
•
Perio Treatment = $375
•
Hard-tissue Crown Lengthening = $520
•
Herpetic or Aphthous Ulcer = $308
•
Frenectomy = $355
• With no anesthesia, the WaterLase also increases efficiency and allows the dentist to work in multiple quadrants in a single visit.
• This equates to $250-$750 per day in additional revenue.  These procedures are easy to learn and training is included in the cost..
Monthly Lease Payment New Monthly Revenue Generated
Approx. $1,200 $5,000 – $15,000

A dentists’ return on investment can
be between ~500% and ~1,500%!
…the tremendous Return on Investment!

PR Newswire
Knowledge Center
Browse News Releases
Question Your Dentist About Potential for Cross-Contamination, Leading Infection-Control Scientist Tells Fox News
Tweet

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1. Dental Health Magazine  2. Dental Burs and Endodontic Files: Are Routine Sterilization Procedures Effective?: Archie
Morrison, DDS, MS, FRCD(C); Susan Conrod, DDS JCDA • www.cda-adc.ca/jcda • February 2009, Vol. 75, No. 1.  3.
Contaminated dental instruments: Smith A, Dickson M, Aitken J, Bagg J.J Hosp Infect. 2002 Jul;51(3):233-5.  4. The
antimicrobial efficacy of the erbium, chromium:yttrium-scandium-gallium-garnet laser with radial emitting tips on root canal dentin walls infected with Enterococcus faecalis: Wanda Gordon, DMD, Vahid A. Atabakhsh, DDS, Fernando Meza, DMD, Aaron
Doms, DDS, Roni Nissan, DMD, Ioana Rizoiu, MS and Roy H. Stevens, DDS, MS JADA 2007; 138(7): 992-1002.   5. The Bacterial
Challenge: Time to React.  A call to narrow the gap between multi-drug resistant bacteria in the EU and the development of new antibacterial agents., ECDC/EMEA Joint Working Group, Stockholm, Sweden, September, 2009.
Warning: Patients Urged to Ask their Dentists
About the Risk of Cross Contamination!
Cross contamination is a huge threat:
1,2,3,4
•
The CDC defines cross-contamination as the act
of spreading bacteria and viruses from one surface
to another. Blood-borne viruses have the ability to
live on objects and surfaces for as long as a week.
•
Sterilization techniques used for dental burs used
with high speed drill and endodontic files are not
effective.  This is a serious health threat!
•
Many bacteria are becoming more and more
resistant to antibiotics.
5

50X
200X
500X

Sodium Hypochlorite (NaOCl)
Waterlase MD™

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WaterLase MD™ reduced E. faecalis 2.86
times more effectively than NaOCl³
Burs and Endo Files:
•
15% of “sterilized” burs and up to 76% of “sterilized”
endodontic files carry pathogenic micro-organisms.
1, 2
•
Complex and rugged bur surface difficult to sterilize.
•
Autoclaving fails 15% of the time to decontaminate burs
1
•
Only 32% of endodontic engine-driven files are replaced after every case and 36% after every other
case.
4
BIOLASE is entering a new dental category utilizing WaterLase technology as it essentially eliminates the risk of cross contamination and contagion:

Eliminating the Risk of Cross Contamination
1. Dental Burs and Endodontic Files: Are Routine Sterilization Procedures Effective?: Archie Morrison, DDS, MS, FRCD(C); Susan Conrod, DDS JCDA • www.cda-adc.ca/jcda • February 2009, Vol. 75, No. 1.  2. Contaminated dental instruments: Smith A, Dickson M, Aitken J, Bagg J.J Hosp Infect. 2002 Jul;51(3):233-5.  3. The antimicrobial efficacy of the erbium, chromium:yttrium-scandium-gallium-garnet laser with radial emitting tips on root canal dentin walls infected with Enterococcus faecalis: Wanda Gordon, DMD, Vahid A. Atabakhsh, DDS, Fernando Meza, DMD, Aaron Doms, DDS, Roni Nissan, DMD, Ioana Rizoiu, MS and Roy H. Stevens, DDS, MS JADA 2007; 138(7): 992-1002
4. Dentaltown Research: Endodontics; Survey, October 2011, dentaltown.com.
WaterLase Tips:
•
Smooth tip surface does not harbor debris or bacteria like
abrasive surface of burs or files.
•
YSGG laser energy is bacteriacidal.
3
•
Single-use, disposable tips that work without the need to
contact tissue.  Also eliminates accidental sticks with
contaminated burs.

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$50B to $100B WaterLase Market Opportunity
The WaterLase’s global market opportunity is immense…
because the dental community is the largest medical
community in the world.
•
176,000 dentists in the US and Canada.
•
Over 1.2 million dentists in 134 countries and growing
rapidly in emerging economies.
•
19,000 systems in over 11,000 practices.
•
Every 1% of further market penetration, just with the
WaterLase, is equal to an opportunity of well over $600
million in revenues!
Estimated total global market of 1,200,000,
which is growing rapidly due to new markets
such as China, India, and Indonesia.
Over 19,000 systems sold worldwide.
1. American Dental Association.  2. World Federation of Dentistry.  3. 1998-present over 19,000 BIOLASE systems sold.

Our current market penetration is approximately
3% in the US and slightly less than 1% internationally!
2
1
3

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Current Status:
BIOLASE has a tremendous IP portfolio with 285 issued and pending patents, 70% of which are related to our core WaterLase (Er,Cr:YSGG) technology and medical lasers.
Filing costs and maintenance are closely monitored. Funding for redundant patents and patents with a low-
probability for issuance are stopped.
Patent Portfolio
Issued Pending Total
U.S. 84 53 137
International 77 71 148
Total 161 124 285

Patented laser toothbrush for home use:
•
BIOLASE is currently engaged in discussions with The Proctor and Gamble Company (“P&G”) to develop a laser toothbrush for home use using our patents which will whiten teeth, disinfect teeth and gums, bio-
stimulate teeth and gums, relieve pain, and perform photodynamic therapy.
New lasers:
•
BIOLASE introduced the WaterLase MDX line of all-tissue lasers in February 2012 and plans to continue to offer additional all-tissue WaterLase products in the future that complement the iPlus and MDX.
•
We introduced the EPIC 10 soft-tissue laser in April 2012.  We are currently engineering additional and more powerful diode soft-tissue lasers for launch in 2012 & 2013.
•
We are planning to re-launch the iLase, our handheld diode laser with several new options and applications.
New Imaging products:
•
In February 2012, BIOLASE became the exclusive North American distributor for Cefla’s NewTom cone beam
3D imaging products, thereby complementing its large family of BIOLASE DaVinci Imaging products.
Further Opportunities to Expand in Dentistry

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Digital Imaging
Cone Beam Computed Tomography (CBCT) 3D Imaging:
We offer the Cefla
NewTom VGi and the BIOLASE DaVinci D3D digital CBCTs.  These systems are a vast improvement over traditional x-ray imaging technologies and offer tremendous clinical and diagnostic advantages to dentists. CBCTs allow dentists to “see more” which, when coupled with our WaterLase technology, allow dentists to “do more.”
Portable X-Ray Tablet:
The BIOLASE DaVinci iTab x-ray tablet allows for immediate
access to x-ray images.  It offers wireless synchronization to operatory workstations.
Intra-Oral Camera:
The BIOLASE DaVinci iView is a progressive scan intra-oral camera that can take live and still images.  This is an excellent tool to assist the dentist in gaining patient treatment acceptance.
X-Ray Generators:
The BIOLASE DaVinci iGen x-ray generator offers a unique ball-joint and brake assist for optimal positioning.

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With our patented WaterLase and diode technologies, we have created technological platforms that have the ability to extend far outside of dentistry.
We expect to greatly expand our addressable markets in the near future which, we believe, has the potential to substantially increase our revenues and stockholder value.  These potential markets represent multi-billion dollar opportunities.
Ophthalmology:
We currently hold 14 issued and 19 pending U.S. and International patents in four patent families in the field of ophthalmology, giving us a wide range of applications and coverage. Our patented technology has the capability to restore the elasticity of the eye and allow it to return to normal function, eliminating presbyopia. Management has established a new subsidiary, OCULASE, which will own and develop BIOLASE’s ophthalmic assets and technologies.  In 2012, we expect approval to market treatments for glaucoma and dry eyes. We expect approval to market WaterLase technology for presbyopia in the next several years.
2012: Expanding Beyond Dentistry

Aesthetics:
We have various FDA approvals for applications in dermatology, plastic surgery, and oculoplastics and are currently investigating options for entering these markets in 2012.
Pain Management:
We anticipate launching a new deep-tissue hand piece and upgraded diode laser for pain therapy in 2012 which will coincide with a new marketing campaign.  Pain therapy works and we are seeing more high-level athletes seeking treatment.
Podiatry:
We have found that our diode laser technology is also very effective in the treatment of nail fungus and we are completing the clinical and regulatory requirements necessary to enter the market in late 2012.
Orthopedics:
We are working with several key manufacturers and universities to provide solutions that are not currently available. We are investigating opportunities for several orthopedic applications and anticipate filing several 510(k) applications during 2012.

2012:
Expanding
Beyond
Dentistry
(Continued)

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Quarterly Revenues
(in Millions)

2004 2005 2006 2007 2008 2009 2010 2011 2012
Q1-Mar $      14.5 $      16.8 $      16.9 $      15.1 $      19.0 $       6.6 $       4.4 $      10.6 $      12.3
Q2-Jun $      14.7 $      14.5 $      15.9 $      18.2 $      18.7 $      14.3 $       5.9 $      12.1
Q3-Sep $      12.0 $      11.7 $      17.1 $      12.8 $      15.3 $      12.1 $       6.2 $      13.1
Q4-Dec $      19.1 $      19.0 $      19.8 $      20.8 $      11.6 $      10.4 $       9.7 $      13.1
Record quarter with
Federico Pignatelli interim
CEO during Q407
Federico Pignatelli restored
as Chairman & CEO in Aug 2010
Direct sales ramp begins in Sep 2010
Over 85% revenue
growth in 2011
compared to 2010
$-
$5.0
$10.0
$15.0
$20.0
$25.0

$4.0
$2.0
$-
$(2.0)
$(4.0)
$(6.0)
$(8.0)
Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12
Federico Pignatelli restored
as Chairman & CEO in Aug 2010

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Quarterly Non-GAAP Net Income
(in Millions)

2004 2005 2006 2007 2008 2009 2010 2011 2012
Q1-Mar $    0.783 $   (4.015) $   (1.462) $   (0.890) $    0.985 $   (3.763) $   (4.797) $    0.153 $   (0.872)
Q2-Jun $    1.006 $   (6.222) $   (1.340) $   (0.089) $    1.578 $    3.020 $   (3.657) $    0.069
Q3-Sep $   (0.962) $   (4.820) $   (0.167) $   (2.765) $   (3.551) $    1.534 $   (2.173) $   (0.397)
Q4-Dec $ (23.257) $   (0.479) $   (2.466) $   (0.272) $   (4.338) $   (0.888) $    0.787 $   (1.260)
Adjustments from net income (loss) include: depreciation and amortization, non-cash stock-based compensation, and interest expense.

Revenues
Stock Price
FDA Clearance Rec'd for WaterLase in 1998
Aug 2010 Pignatelli Reinstated Chairman
Guidance
Volume

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Chart & Financial History
$20
$15
$10
$5
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
1994-Aug 2006 Pignatelli
Chairman of the Board
Exclusive distribution
partnership with Henry Schein
Aug 2006–Aug 2010
Aug 2010 to present
Pignatelli Chairman of the
Board and CEO

Federico Pignatelli
has served as our CEO since August 2010, and as our Chairman of the Board and CEO since September 2010.  Mr. Pignatelli is a >5% shareholder and has been active in the Company as a director and various other management roles since 1991.  He also the founder of the Art & Fashion Group.
Fred Furry
has been our CFO since November 2010 and our COO since October 2011. He has 20 years of experience specializing in the high-tech and manufacturing industries, including 18 while in public accounting.
Dmitri Boutoussov
has over 19 years developing laser technologies for dentistry and medicine in the U.S. and
Europe.  He joined BIOLASE in 2000 and was promoted to CTO in October 2010.  Mr. Boutoussov has authored and co-authored more than 20 U.S. and international patents and patent applications.
Bill Brown
has more than 30 years of experience in global/medical device companies. He has been with
BIOLASE since 2002 and was promoted to VP of Sales and Marketing in March 2012.
Rick Whipp
joined BIOLASE in July 2011 and was promoted to VP of Operations in October 2011. Prior to joining BIOLASE, he spent 13 years with Discuss Dental, currently a division of Philips Electronics.
Ehab Esmail
joined BIOLASE in August 2011 as our VP of Regulatory, Clinical, and Quality Affairs. He has more than 18 years of experience as a specialist in regulatory affairs in the medical device and biologics industries.

Executive Management

BIOLASE Europe
BIOLASE

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BIOLASE Today

•
We employ over 180 people worldwide.
•
In addition to our corporate HQ, we have sales offices in Floss
(Germany), Madrid (Spain), Shanghai (China), and Mumbai (India),
with expansion planned in Dubai (UAE), and Rio de Janero (Brazil).
•
Floss, Germany also has service and manufacturing capabilities.
•
Our primary training facilities are located in Irvine, CA.
BIOLASE Europe in Floss, Germany
•
Our 57,000 sq. ft. corporate HQ in Irvine houses finance &
administrative, sales, marketing, customer care, training,
manufacturing, and R&D.  This facility can accommodate
growth to $250 million.
•
ISO 9001 certified and FDA GMP with white-room operations.
Company Headquarters in Irvine, California